UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2021

 (Exact name of registrant as specified in its charter)

Delaware	0-7928	11-2139466
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

68 South Service Road, Suite 230
Melville, New York 11747

(Address of Principal Executive Offices, including zip code)

(631) 962-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 8.01	Other Events.

On December 17, 2021, Comtech Telecommunications Corp. (the “Company”) convened and then adjourned the Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). As a result of the Cooperation Agreement dated as of December 16, 2021 with Outerbridge Partners, LP, Outerbridge Capital Management, LLC, Outerbridge Partners GP, LLC, Outerbridge Bartleby Fund, LP, Outerbridge Bartleby GP, LLC, and Rory Wallace (collectively, with each of their respective Affiliates, “Outerbridge”), under which the Company and Outerbridge support a unified slate of directors and Outerbridge has withdrawn its nomination notice, the 2021 Annual Meeting has been adjourned until December 28, 2021 at 9:00 a.m. Eastern Standard Time to provide stockholders with additional time to submit their proxies. At that time, the meeting will be reconvened virtually and stockholders may access it using the same login information previously provided.

Stockholders who previously voted on the White proxy card and who wish to have their shares counted with respect to the election of directors should submit their vote on the Blue proxy card; otherwise such stockholders do not need to vote again. Stockholders who voted on the Blue proxy card do not need to vote again if they do not wish to change their vote. Stockholders who have not already voted are encouraged to do so promptly using the instructions provided in their Blue voting instruction form or proxy card.

A copy of the press release issued by the Company on December 17, 2021 announcing the adjournment of the 2021 Annual Meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release issued by Comtech Telecommunications Corp., dated December 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2021	COMTECH TELECOMMUNICATIONS CORP.

	By	/s/ Michael A. Bondi
	Name:	Michael A. Bondi
	Title:	Chief Financial Officer